UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 10, 2006

VisualMED Clinical Solutions Corp.

(Exact name of registrant as specified in its charter)

NEVADA	000-33191	88-0436055
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1035 Laurier Street West

Montreal, Quebec H2V 2L1

(Address of principal executive offices and Zip Code)

(514) 274-1115

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

VisualMED Clinical Solutions Corp. (OTC BB: VMCS) enters into an agreement with Canadian consortium to implement first ever private network linking medical clinics to other healthcare services.

The deal is expected to be worth close to $3.4 M to the Company over the next two years in its first phase, and could be worth another $2 M in the subsequent phase.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1	Press Release dated April 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of April, 2006.

VisualMED Clinical Solutions Corp.

By:	/s/ Gerard Dab
Gerard Dab, Chief Executive Officer